UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Loomis Sayles Full Discretion Institutional

Securitized Fund

ANNUAL REPORT

OCTOBER 31, 2016

Table of Contents

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund files its complete portfolio of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-343-2029; and (ii) on the Commission’s website at http://www.sec.gov.

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Portfolio Objective

The investment objective of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”) is to provide current income and the potential for total return. The Manager looks to accomplish this objective by investing primarily in asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), non-agency residential mortgage-backed securities (“RMBS”) and agency mortgage-backed securities (“MBS”).

In purchasing securities for the Fund, the Manager uses a fundamental, top-down approach to evaluate sectors in the securitized market, to determine the sector allocation and to make the capital structure allocation decisions for the Fund. The Manager utilizes a bottom-up approach to the individual security selection process, aimed at assigning an independent credit rating to a security and determining its risk/return profile.

Market Review

The global economy appears steadier, as oil prices have stabilized and fears of China’s hard landing have subsided. Energy prices have recovered from the lows reached in February 2016 as risk aversion has continued to ease and energy companies have restricted cost structures and shown signs of stability in end-user demand. Capital has since returned to markets, and riskier assets rebounded strongly off the February bottom as a greater percentage of global government bond yields moved negative. The Federal Reserve (“Fed”) increased rates at the end of 2015 and set a dovish tone for much of 2016. But recently, the Fed signaled a potential rate increase in December. During the 12-month period ended October 31, 2016, Treasury yields fell across the yield curve (a curve that shows the relationship among bond yields across the maturity spectrum), and the curve flattened. The 10-year US Treasury yield decreased by 32 basis points, while the 30-year rate ended the period 35 basis points lower.

Residential real estate prices continued to rise during the period. ABS indexes posted positive total returns as spreads (the difference in yield between non-Treasury and Treasury securities of similar maturity) tightened by 21 basis points versus opening levels. Non-agency RMBS posted a positive total and excess return compared with duration-matched (duration refers to a security’s price sensitivity to interest rate changes) US Treasuries.

Portfolio Performance Discussion

The BofA Merrill Lynch US ABS & CMBS Index (“CABS Index”), a broad measure of the securitized credit market, posted a total return of 3.24% and an excess return of 1.43% over duration-matched Treasuries. The Fund generated a total return of 5.43%, outperforming the CABS Index by 219 basis points during the year.

1

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Performance data shown represents past performance and is no guarantee of future results. Investment return and value will vary and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. Performance for multi-year periods is annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The Fund’s inception date is 12/15/2011. All indexes are unmanaged and do not incur fees. You may not invest directly in an index.

Strong security selection was the primary source of the Fund’s positive excess return. Yield curve positioning had a slightly negative impact on performance. Sector allocation generally had a positive effect across all sectors. On a total return basis, RMBS contributed the most to performance for the Fund while CMBS contributed the most to performance for the index.

The Fund’s allocation to ABS along with favorable security selection contributed to relative return. The Fund’s longer-duration positioning in ABS increased performance as rates decreased. The ABS sector currently has the lowest yield within the index, but we continue to find opportunities in the sector and believe it has an important place in the Fund given the sector’s short average life and the strength of the US consumer.

The Fund’s CMBS holdings performed poorly on a relative basis, even as benchmark CMBS spreads narrowed by 26 basis points. Yield curve positioning within this space was the primary detractor from relative performance, as the Fund’s CMBS issues underperformed those in the index on a duration-adjusted basis. Security selection within this space contributed positively to relative performance. On balance, market factors continued to support positive credit conditions for commercial real estate loans. The CMBS sector benefits from sustained growth in property earnings. We have become a bit more cautious on the sector as the real estate valuation cycle appears to be maturing.

Non-agency RMBS, which comprised approximately 43% of the Fund on average, contributed the most to relative performance. According to the CoreLogic Combined Index (“Core Index”), year-over-year home prices through July remained strong, especially after seasonal adjustments. Prices were up by approximately 5.5% in 2015, compared with a gain of 4.9% in 2014. The RMBS sector benefits most directly from the recovery in house prices, because rising home prices generally lead to fewer defaults, faster prepayments and fewer loan losses on mortgages underlying RMBS. The Fund’s overweight and healthy security selection in the sector benefited performance.

2

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund maintained an average effective duration nearly 0.27 years shorter than that of the Core Index. Our shorter duration stance had a slightly negative effect on the Fund’s results, as rates mostly decreased across the board.

Throughout the year, our allocations to the ABS, CMBS and RMBS sectors did not change by more than 10%. The Fund continued to have no allocation to agency MBS, as we believe the credit-sensitive sectors are more attractive for an unconstrained strategy.

Outlook

Our outlook for the US economy for the rest of 2016 and into 2017 remains cautiously constructive. We have a positive fundamental view on the US consumer and US housing markets, which is offset by concern about commodity producers and parts of the corporate sector tied to global growth. The constructive factors should help the US economy grow at a faster pace than other developed economies. Economic risks include geopolitical tensions in Eastern Europe and Asia, European financial concerns and the impact of China’s slowing growth across the world. The US dollar has strengthened since April 2016, oil prices have rebounded from prior lows and energy credit defaults have become less frequent. We think these developments increase the purchasing power of the US consumer, which should benefit fundamental performance of both consumer ABS and RMBS. Oil prices seem likely to remain range-bound for some time based on supply/demand dynamics.

We believe that the Fed will raise rates by year-end due to the Fed’s upbeat assessment on economic conditions and its statement that near-term risks to the economic outlook “appear roughly balanced.”

Overall, we remain generally positive on RMBS, ABS and CMBS sectors and intend to maintain our risk stance and sector allocations.

In the RMBS sector, the continued recovery in the US housing market has been the key economic driver. US home prices (based on the Case-Shiller 20-City Index) were up 4.4% in 2014, up 5.4% in 2015 and are up 4.6% in 2016 year to date. We believe US home prices can continue to increase due to growing demographic demand, tight housing supply and a slightly favorable affordability backdrop. Mortgage credit standards are loosening but remain historically tight. Credit fundamentals continue to be strong as pre-crisis loans are curing and new mortgages exhibit very low delinquencies.

3

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

US HOME PRICE INDEX CHANGES, YEAR OVER YEAR (%)
	Case-Shiller 20-city Composite NSA Index	CoreLogic Combined Index
2012	6.94	8.79
2013	13.38	11.21
2014	4.40	4.92
2015	5.36	5.5
2016 YTD	4.64	5.4

Source: Case-Shiller NSA Index from Bloomberg, as of 09/30/2016. CoreLogic Combined Index from CoreLogic TrueStandings database, as of 09/30/2016.

For RMBS positioning, we remain overweight senior, Prime and Alt-A, fixed-rate coupon securities, but have been adding risk since April in the Pay Option ARM (“POA”) sector, where we believe spreads are attractive and have lagged tightening in other sectors.

Overall most ABS sectors offer modest yield advantages to corporates with similar ratings. The consumer sector had positive fundamentals with a low unemployment rate and healthy balance sheets. We are cautious on trade-sensitive sectors (e.g., containers and railcars) where negative performance has been driven by declining commodity prices and declines in global economic activity. In ABS, we continue to have an overweight to US consumer-related sectors, especially auto ABS. We are selective on bonds backed by personal consumer loans, favoring traditional lenders over market place lenders. Because of the steepness of the credit curve, particularly in the off-the run names, we favor subordinate paper over senior. In commercial ABS we view aircraft as opportunistic depending on transaction collateral, lessee mix, and structure. Small ticket equipment and fleet collateral have been attractive, but relative value versus other asset classes is stretched.

In CMBS, commercial real estate (“CRE”) fundamentals continue to be strong, but the CRE cycle is maturing. While we expect modest job growth to boost occupancy and support 2% to 4% property net operating income growth, rising interest rates may limit appreciation causing property values to be flat in 2017. As a result, we remain defensive on credit in CMBS focusing on shorter maturity and seasoned bonds (relative to the new issue market). For lower investment grade credit, we generally prefer short term Single Asset/Single Borrower floaters on trophy assets as prices have disconnected from the fixed rate deals. In addition, we like select classes of 2010- 2012 conduit issues originally rated A to BBB- but having upgrade potential due to several years of asset income gains. To maintain relatively liquid exposures to longer maturities, we are focusing on the top of the capital structure of select new issue conduits and Freddie K. We believe there remain attractive opportunities to “sell liquidity” in favor of select high yield investments. We prefer 3-to-5

4

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

year mezzanine loans backed by institutional-quality commercial properties run by top tier CRE investment managers or real estate companies.

Importantly, the price performance of securities similar to those held in the Fund was strongly correlated to the overall risk markets during the 2011-2016 period. We expect fund performance, in absolute and relative terms, to be stronger in a risk-on environment.

Loomis, Sayles & Company, L.P.

This represents the manager’s assessment of the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The Fund’s investments in certain debt securities issued or guaranteed by agencies of the US government are guaranteed as to the payment of principal and interest of the relevant entity but have not been backed by the full faith and credit of the US government. Investments in bonds can lose their value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments. Mortgage-backed securities are subject to pre-payment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities. Foreign investments involve special risks including greater economic, political and currency fluctuation risks. The Fund is not diversified. Rated securities are rated by S&P, Moody’s and/or Fitch. If a security is rated by more than one of these organizations, the lowest rating assigned is shown. Ratings are measured on a scale that generally anges from AAA (highest) to D (lowest).

5

Letter to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Definition of Comparative Index

The BofA Merrill Lynch US ABS & CMBS Index tracks the performance of US dollar denominated investment grade fixed and floating rate asset backed securities and fixed rate commercial mortgage backed securities publicly issued in the US domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P, and Fitch) at least one year remaining term to final stated maturity and at least one month to the last expected cash flow. 144a securities qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Inverse floating rate, interest only and principal only tranches of qualifying deals are excluded from the Index as are all tranches of re-securitized and agency deals. Qualifying asset backed securities must have a fixed or floating rate coupon, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group greater than or equal to 10% of the original deal size and a minimum outstanding tranche size of $50 million for senior tranches and $10 million for mezzanine and subordinated tranches. Qualifying commercial mortgage backed securities must have a fixed coupon schedule, an original deal size for the collateral group of at least $250 million, a current outstanding deal size for the collateral group that is greater than or equal to 10% of the original deal size and at least $50 million current amount outstanding for senior tranches and $25 million current amount outstanding for mezzanine and subordinated tranches. Fixed-to-floating rate securities qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Floating rate securities are excluded.

6

Growth of a $10,000 Investment (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

* If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

† The Fund commenced operations on December 15, 2011.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of all dividends and all capital gains.

Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on

Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 6.

7

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

Principal Amount	Description	Value
Asset-Backed Securities — 49.7%
	AIM Aviation Finance, Series 2015-1A, Class C1
$3,428,571	4.750%, 02/15/40 (A)	$3,092,914
	American Homes 4 Rent, Series 2014-SFR1, Class E
300,000	3.031%, 06/17/31 (A) (B)	295,462
	American Homes 4 Rent, Series 2014-SFR1, Class F
5,325,000	3.781%, 06/17/31 (A) (B)	5,231,711
	American Homes 4 Rent, Series 2014-SFR2, Class E
4,610,000	6.231%, 10/17/36 (A)	5,056,993
	CAM Mortgage Trust, Series 2015-1, Class M
6,880,000	4.750%, 07/15/64 (A) (B)	6,782,700
	CAM Mortgage Trust, Series 2016-1, Class M
3,350,000	5.000%, 01/15/56 (A) (B)	3,242,676
	CarFinance Capital Auto Trust, Series 2014-2A, Class E
1,600,000	5.360%, 11/15/21 (A)	1,586,812
	CarFinance Capital Auto Trust, Series 2015-1A, Class E
3,500,000	5.490%, 01/18/22 (A)	3,545,580
	CarNow Auto Receivables Trust, Series 2015-1A, Class E
8,590,000	6.850%, 05/17/21 (A)	8,611,796
	Castlelake Aircraft Securitization Trust, Series 2014-1, Class A1
1,739,543	5.250%, 02/15/29	1,730,845
	Colony American Finance, Series 2015-1, Class D
3,000,000	5.649%, 10/15/47 (A)	3,024,438
	Colony American Finance, Series 2015-1, Class E
3,311,000	6.560%, 10/15/47 (A)	3,257,074
	Colony American Homes, Series 2014-2A, Class F
2,000,000	3.896%, 07/17/31 (A) (B)	1,885,045
	Countrywide Asset-Backed Certificates, Series 2004-13, Class AF5B
1,734,020	4.903%, 05/25/35 (C)	1,770,458
	CPS Auto Receivables Trust, Series 2014-A, Class E
1,100,000	6.380%, 05/17/21 (A)	1,116,062
	CPS Auto Receivables Trust, Series 2014-B, Class E
800,000	5.850%, 08/16/21 (A)	805,253
	CPS Auto Receivables Trust, Series 2014-C, Class E
1,000,000	5.910%, 11/15/21 (A)	992,231
	CPS Auto Receivables Trust, Series 2015-A, Class E
3,870,000	6.190%, 05/16/22 (A)	3,814,721
	CPS Auto Receivables Trust, Series 2015-B, Class E
2,130,000	6.220%, 08/15/22 (A)	2,096,716
	CPS Auto Receivables Trust, Series 2016-B, Class E
5,110,000	8.140%, 05/15/23 (A)	5,402,597
	CPS Auto Receivables Trust, Series 2016-D, Class E
5,200,000	6.860%, 04/15/24 (A)	5,190,615

The accompanying notes are an integral part of the financial statements.

8

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 49.7% (continued)
	Deutsche Mortgage Securities Mortgage Loan Trust, Series 2004-4, Class 7AR1
$1,548,083	0.884%, 06/25/34 (B)	$1,406,458
	DSLA Mortgage Loan Trust, Series 2005-AR5, Class 2A1A
3,379,451	0.861%, 09/19/45 (B)	2,518,603
	DT Auto Owner Trust, Series 2015-1A, Class D
1,055,000	4.260%, 02/15/22 (A)	1,072,041
	DT Auto Owner Trust, Series 2015-2A, Class D
2,080,000	4.250%, 02/15/22 (A)	2,091,211
	DT Auto Owner Trust, Series 2015-3A, Class D
5,110,000	4.530%, 10/17/22 (A)	5,219,342
	DT Auto Owner Trust, Series 2016-1A, Class D
5,150,000	4.660%, 12/15/22 (A)	5,266,187
	ECAF Blocker I
9,000,000	0.000%, 03/15/40 (D) (E) (F)	8,867,124
	FAN Engine Securitization, Series 2013-1A, Class 1A
4,750,066	4.625%, 10/15/43 (A) (F)	4,701,283
	First Investors Auto Owner Trust, Series 2016-1A, Class E
5,000,000	7.720%, 11/15/22 (A)	5,304,933
	First Investors Auto Owner Trust, Series 2016-2A, Class E
2,100,000	5.750%, 09/15/23 (A)	2,094,936
	Flagship Credit Auto Trust, Series 2014-2, Class E
3,000,000	6.180%, 02/15/22 (A)	3,057,815
	Flagship Credit Auto Trust, Series 2015-2, Class D
6,000,000	5.980%, 08/15/22 (A)	6,022,843
	Flagship Credit Auto Trust, Series 2015-3, Class D
5,000,000	7.120%, 11/15/22 (A)	5,138,298
	Flagship Credit Auto Trust, Series 2016-2, Class D
3,250,000	8.560%, 11/15/23 (A)	3,459,499
	Flagship Credit Auto Trust, Series 2016-3, Class E
1,365,000	6.250%, 10/15/23 (A)	1,352,522
	GCA Holdings, Series 2014-1, Class C
1,794,091	6.000%, 01/05/30 (A) (E) (F)	1,129,865
	GCA Holdings, Series 2014-1, Class D
699,308	7.500%, 01/05/30 (A) (E) (F)	201,541
	GCA Holdings, Series 2014-1, Class E
3,160,000	0.632%, 01/05/30 (A) (D) (E) (F)	44,524
	Global Container Assets, Series 2015-1A, Class B
938,686	4.500%, 02/05/30 (A) (F)	915,250
	HarborView Mortgage Loan Trust, Series 2004-2, Class 1A1
3,588,882	1.048%, 06/19/34 (B)	3,242,718

The accompanying notes are an integral part of the financial statements.

9

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 49.7% (continued)
	HarborView Mortgage Loan Trust, Series 2006-10, Class 2A1A
$5,870,309	0.711%, 11/19/36 (B)	$4,833,298
	HarborView Mortgage Loan Trust, Series 2006-7, Class 2A1A
970,514	0.728%, 09/19/46 (B)	699,154
	Home Partners of America Trust, Series 2016-1, Class E
5,085,000	4.731%, 03/17/33 (A) (B)	5,107,032
	Invitation Homes Trust, Series 2013-SFR1, Class E
3,000,000	3.196%, 12/17/30 (A) (B)	2,978,234
	Key Resorts, Series 2014-A, Class C
1,936,436	5.870%, 03/17/31 (A)	1,915,495
	Leaf Receivables Funding 10, Series 2015-1, Class E2
4,470,000	6.000%, 06/15/23 (A)	4,367,306
	Leaf Receivables Funding 11, Series 2016-1, Class E1
1,300,000	5.500%, 04/15/23 (A)	1,290,035
	Leaf Receivables Funding 11, Series 2016-1, Class E2
3,152,000	6.000%, 06/15/24 (A)	2,932,924
	OneMain Financial Issuance Trust, Series 2014-2A, Class D
5,470,000	5.310%, 09/18/24 (A)	5,475,761
	OneMain Financial Issuance Trust, Series 2015-1A, Class D
3,400,000	6.630%, 03/18/26 (A)	3,514,068
	OneMain Financial Issuance Trust, Series 2015-2A, Class D
7,770,000	5.640%, 07/18/25 (A)	7,794,765
	OneMain Financial Issuance Trust, Series 2015-3A, Class C
1,000,000	5.820%, 11/20/28 (A)	981,840
	Prestige Auto Receivables Trust, Series 2015-1, Class E
4,000,000	4.670%, 01/17/22 (A)	3,935,914
	Prestige Auto Receivables Trust, Series 2016-1A, Class E
5,400,000	7.690%, 03/15/23 (A)	5,726,373
	RCO Depositor II, Series 2015-2A, Class M
4,542,000	5.000%, 11/25/45 (A) (B)	4,347,850
	RFMSI Series Trust, Series 2005-SA1, Class 1A1
3,188,781	3.947%, 03/25/35 (B)	2,567,479
	Rise, Series 2014-1, Class B
833,333	6.500%, 02/15/39 (B) (F)	823,958
	Shenton Aircraft Investment I, Series 2015-1A, Class A
4,518,258	4.750%, 10/15/42 (A)	4,496,209
	Shenton Aircraft Investment I, Series 2015-1A, Class B
4,872,385	5.750%, 10/15/42 (A)	4,801,443
	Sierra Timeshare Receivables Funding, Series 2011-3A, Class C
198,727	9.310%, 07/20/28 (A)	199,348
	Springleaf Funding Trust, Series 2015-AA, Class D
4,000,000	6.310%, 11/15/24 (A)	4,005,680

The accompanying notes are an integral part of the financial statements.

10

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Asset-Backed Securities — 49.7% (continued)
	Tidewater Auto Receivables Trust, Series 2014-AA, Class D
$3,200,000	3.570%, 05/15/21 (A)	$3,225,370
	Tidewater Auto Receivables Trust, Series 2016-AA, Class E
3,700,000	9.250%, 05/15/23 (A)	3,732,838
	Trade MAPS 1, Series 2013-1A, Class D
4,000,000	5.518%, 12/10/18 (A) (B)	4,000,800
	TSTC, Series 2010-3
4,000,000	6.989%, 08/24/17 (B) (E) (F)	4,000,000
	VOLT XL, Series 2015-NP14, Class A2
2,795,000	4.875%, 11/27/45 (A) (C)	2,689,613
	VOLT XLV, Series 2016-NPL5, Class A2
5,455,000	4.875%, 05/25/46 (A) (C)	5,215,867
	VOLT XLVIII, Series 2016-NPL8, Class A2
4,830,000	6.125%, 07/25/46 (A) (C)	4,752,378
	VOLT XXXV, Series 2016-NPL9, Class A2
3,880,000	5.875%, 09/25/46 (A) (C)	3,792,820
	VOLT XXXVIII, Series 2015-NP12, Class A2
4,907,387	4.500%, 09/25/45 (A) (C)	4,707,666
	Westgate Resorts, Series 2014-1A, Class C
487,436	5.500%, 12/20/26 (A)	487,436
	Westgate Resorts, Series 2014-AA, Class A
300,896	6.250%, 10/20/26 (A)	300,295

	Total Asset-Backed Securities
	(Cost $242,527,957)	241,338,941

Residential Mortgage-Backed Obligations — 29.3%
	Alliance Bancorp Trust, Series 2007-OA1, Class A1
7,155,059	0.774%, 07/25/37 (B)	5,184,908
	Alternative Loan Trust, Series 2003-20CB, Class 2A1
1,268,872	5.750%, 10/25/33	1,306,590
	Alternative Loan Trust, Series 2003-9T1, Class A7
1,781,256	5.500%, 07/25/33	1,769,133
	Alternative Loan Trust, Series 2004-28CB, Class 5A1
502,828	5.750%, 01/25/35	506,250
	Alternative Loan Trust, Series 2004-J10, Class 2CB1
2,619,921	6.000%, 09/25/34	2,697,305
	Alternative Loan Trust, Series 2004-J3, Class 1A1
1,009,301	5.500%, 04/25/34	1,025,162
	Alternative Loan Trust, Series 2005-J1, Class 2A1
543,929	5.500%, 02/25/25	554,237
	American Home Mortgage Investment Trust, Series 2005-2, Class 1A1
2,106,824	0.834%, 09/25/45 (B)	1,735,390

The accompanying notes are an integral part of the financial statements.

11

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 29.3% (continued)
	American Home Mortgage Investment Trust, Series 2006-1, Class 11A1
$3,346,324	0.804%, 03/25/46 (B)	$2,746,935
	Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
1,368,640	5.500%, 10/25/33	1,395,110
	Banc of America Alternative Loan Trust, Series 2004-6, Class 2A1
5,560,819	6.000%, 07/25/34	5,825,500
	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB1
876,531	6.000%, 10/25/34	891,658
	Banc of America Alternative Loan Trust, Series 2005-6, Class CB7
2,636,145	5.250%, 07/25/35	2,405,566
	Banc of America Funding Trust, Series 2004-B, Class 1A2
393,652	2.908%, 12/20/34 (B)	363,408
	Banc of America Funding Trust, Series 2004-B, Class 4A2
368,592	3.638%, 11/20/34 (B)	342,961
	Banc of America Funding Trust, Series 2005-7, Class 3A1
1,985,639	5.750%, 11/25/35	2,034,226
	Banc of America Funding Trust, Series 2007-4, Class 5A1
576,863	5.500%, 11/25/34	571,899
	Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 11A1
57,503	3.013%, 02/25/36 (B)	48,265
	CHL Mortgage Pass-Through Trust, Series 2004-12, Class 8A1
894,945	3.223%, 08/25/34 (B)	768,463
	CHL Mortgage Pass-Through Trust, Series 2005-21, Class A17
1,377,008	5.500%, 10/25/35	1,238,149
	Citigroup Mortgage Loan Trust, Series 2005-3, Class 2A3
3,749,894	2.990%, 08/25/35 (B)	3,493,261
	Citigroup Mortgage Loan Trust, Series 2009-10, Class 6A2
968,968	3.192%, 09/25/34 (A) (B)	904,774
	Citigroup Mortgage Loan Trust, Series 2010-9, Class 2A2
3,846,063	2.990%, 11/25/35 (A) (B)	3,615,323
	CitiMortgage Alternative Loan Trust, Series 2006-A4, Class 1A1
3,495,122	6.000%, 09/25/36	3,111,932
	Countrywide Alternative Loan Trust, Series 2004-14T2, Class A11
575,241	5.500%, 08/25/34	599,118
	Countrywide Alternative Loan Trust, Series 2005-14, Class 2A1
1,928,924	0.945%, 05/25/35 (B)	1,599,506
	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB8, Class 4A1
360,113	3.126%, 01/20/35 (B)	342,257

The accompanying notes are an integral part of the financial statements.

12

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 29.3% (continued)
	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 4A1
$2,188,971	0.804%, 04/25/35 (B)	$1,718,298
	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB7, Class 2A
711,752	3.068%, 11/20/35 (B) (E)	630,179
	Credit Suisse First Boston Mortgage Securities, Series 2005-10, Class 2A1
1,836,991	5.250%, 11/25/20	1,803,434
	Credit Suisse First Boston Mortgage Securities, Series 2005-10, Class 5A4
3,332,248	5.500%, 11/25/35	3,075,698
	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2005-5, Class 1A4
998,806	5.500%, 11/25/35 (B)	946,369
	Deutsche Alt-A Securities Mortgage Loan Trust, Series 2005-6, Class 1A3
3,746,558	5.500%, 12/25/35	3,263,108
	FHLMC Structured Agency Credit Risk Debt Notes, Series 2013-DN2, Class M2
3,042,000	4.775%, 11/25/23 (B)	3,202,897
	FHLMC Structured Agency Credit Risk Debt Notes, Series 2015-DNA1, Class M3
8,661,000	3.834%, 10/25/27 (B)	8,878,644
	GMAC Mortgage Loan Trust, Series 2005-AR4, Class 3A1
1,011,233	3.558%, 07/19/35 (B)	909,270
	GSR Mortgage Loan Trust, Series 2004-14, Class 5A1
533,070	3.189%, 12/25/34 (B)	528,436
	GSR Mortgage Loan Trust, Series 2005-AR4, Class 4A1
211,138	3.119%, 07/25/35 (B)	186,814
	GSR Mortgage Loan Trust, Series 2005-AR5, Class 4A1
378,955	3.241%, 10/25/35 (B)	355,604
	IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
2,231,480	1.314%, 12/25/34 (B)	1,866,324
	IndyMac Index Mortgage Loan Trust, Series 2005-16IP, Class A1
2,995,120	1.165%, 07/25/45 (B)	2,503,853
	IndyMac Index Mortgage Loan Trust, Series 2005-AR11, Class A3
2,713,861	2.958%, 08/25/35 (B)	2,232,531
	IndyMac Index Mortgage Loan Trust, Series 2006-AR2, Class 2A1
6,317,388	0.744%, 02/25/46 (B)	4,953,963
	JPMorgan Alternative Loan Trust, Series 2006-A1, Class 5A1
1,866,224	2.880%, 03/25/36 (B)	1,330,887

The accompanying notes are an integral part of the financial statements.

13

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 29.3% (continued)
	JPMorgan Mortgage Trust, Series 2004-S1, Class 2A1
$3,470,294	6.000%, 09/25/34	$3,507,633
	JPMorgan Mortgage Trust, Series 2006-A1, Class 1A2
1,485,685	2.929%, 02/25/36 (B)	1,309,144
	JPMorgan Resecuritization Trust, Series 2014-5, Class 2A4
3,017,007	3.043%, 06/27/34 (A) (B)	2,820,904
	Lehman Mortgage Trust, Series 2005-3, Class 1A6
737,602	1.034%, 01/25/36 (B)	477,364
	Lehman XS Trust, Series 2005-7N, Class 3A1
923,523	1.034%, 12/25/35 (B)	692,805
	Lehman XS Trust, Series 2006-2N, Class 1A1
1,488,082	0.794%, 02/25/46 (B)	1,097,314
	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 3A1
3,342,512	3.221%, 03/25/35 (B)	2,856,566
	MASTR Adjustable Rate Mortgages Trust, Series 2005-2, Class 4A1
4,486,920	2.920%, 03/25/35 (B)	3,481,242
	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 1A1
2,012,079	3.123%, 04/25/36 (B)	1,840,290
	MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
1,057,107	5.250%, 11/25/33	1,079,154
	MASTR Alternative Loan Trust, Series 2004-2, Class 8A4
4,955,000	5.500%, 03/25/34	5,066,848
	MASTR Alternative Loan Trust, Series 2004-5, Class 1A1
1,236,629	5.500%, 06/25/34	1,267,424
	MASTR Alternative Loan Trust, Series 2004-5, Class 2A1
1,649,692	6.000%, 06/25/34	1,682,803
	MASTR Alternative Loan Trust, Series 2004-8, Class 2A1
3,042,202	6.000%, 09/25/34	3,144,112
	Merrill Lynch Alternative Note Asset Trust, Series 2007-F1, Class 2A8
3,152	6.000%, 03/25/37	2,435
	Morgan Stanley Mortgage Loan Trust, Series 2005-7, Class 7A5
358,030	5.500%, 11/25/35	368,122
	Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 4A6
1,122,726	6.000%, 06/25/36	1,009,153
	National City Mortgage Capital Trust, Series 2008-1, Class 2A1
719,285	6.000%, 03/25/38	746,455
	New York Mortgage Trust, Series 2006-1, Class 2A2
1,663,467	3.005%, 05/25/36 (B)	1,488,872
	RALI Series Trust, Series 2004-QS8, Class A11
478,162	5.500%, 06/25/34	487,917
	RALI Series Trust, Series 2006-QO4, Class 2A1
2,018,547	0.724%, 04/25/46 (B)	1,626,675

The accompanying notes are an integral part of the financial statements.

14

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Residential Mortgage-Backed Obligations — 29.3% (continued)
	RALI Series Trust, Series 2006-QO7, Class 3A2
$1,002,617	0.739%, 09/25/46 (B)	$739,864
	RALI Series Trust, Series 2007-QO4, Class A1A
1,556,965	0.724%, 05/25/47 (B)	1,296,258
	Residential Asset Securitization Trust, Series 2005-A8CB, Class A9
4,704,925	5.375%, 07/25/35	4,140,875
	Starwood Retail Property Trust, Series 2014-STAR, Class F
3,785,000	3.971%, 11/15/27 (A) (B)	3,427,124
	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 6A
299,823	3.039%, 09/25/34 (B)	295,052
	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-14, Class A1
6,806,625	0.835%, 07/25/35 (B)	5,005,486
	Structured Asset Securities Mortgage Pass-Through Certificates, Series 2004-20, Class 8A7
1,633,455	5.750%, 11/25/34	1,654,917
	Structured Asset Securities Trust, Series 2005-1, Class 7A7
675,712	5.500%, 02/25/35	683,826
	Washington Mutual Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
496,096	5.500%, 07/25/34	508,672
	Washington Mutual Mortgage Pass-Through Certificates, Series 2006-2, Class 1A9
1,975,517	6.000%, 03/25/36	1,826,948
	Washington Mutual Mortgage Pass-Through Certificates, Series 2007-HY5, Class 2A3
1,527,107	2.259%, 05/25/37 (B)	1,265,608

	Total Residential Mortgage-Backed Obligations
	(Cost $141,319,009)	142,361,457

Commercial Mortgage-Backed Obligations — 20.0%
	A10 Securitization, Series 2003-2, Class D
290,000	6.230%, 11/15/27 (A)	289,769
	A10 Securitization, Series 2013-2, Class C
965,000	5.120%, 11/15/27 (A)	959,011
	A10 Securitization, Series 2015-1, Class D
2,146,000	4.990%, 04/15/34 (A)	1,996,352
	BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class F
1,500,000	5.524%, 01/15/28 (A) (B)	1,461,562

The accompanying notes are an integral part of the financial statements.

15

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount	Description	Value
Commercial Mortgage-Backed Obligations — 20.0% (continued)
	BXHTL Mortgage Trust, Series 2015-DRMZ, Class M
$2,450,000	8.730%, 05/15/20 (F)	$2,380,868
	CGBAM Commercial Mortgage Trust, Series 2014-HD, Class E
6,000,000	3.524%, 02/15/31 (A) (B)	5,698,417
	Commercial Mortgage Trust, Series 2012-CR2, Class E
1,000,000	5.017%, 08/15/45 (A) (B)	961,265
	Commercial Mortgage Trust, Series 2016-SAVA, Class C
3,110,000	3.550%, 10/15/34	3,110,000
	Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class AM
3,930,000	5.869%, 09/15/40 (B)	3,647,350
	Credit Suisse Mortgage Capital Trust, Series 2015-DEAL, Class E
4,180,000	4.535%, 04/15/29 (A) (B)	4,132,885
	Credit Suisse Mortgage Capital Trust, Series 2015-TOWN, Class E
1,000,000	4.674%, 03/15/17 (A) (B)	975,454
	DBUBS Mortgage Trust, Series 2011-LC1, Class E
1,350,000	5.884%, 01/10/21 (A) (B)	1,432,256
	FHLMC Multifamily Structured Pass-Through Certificates, Series K049, Class A2
9,700,000	3.010%, 07/25/25	10,267,563
	FHLMC Multifamily Structured Pass-Through Certificates, Series K050, Class A2
2,370,000	3.334%, 08/25/25 (B)	2,566,066
	GP Portfolio Trust, Series 2014-GPP, Class E
2,500,000	4.374%, 02/15/27 (A) (B)	2,409,477
	GS Mortgage Securities Trust, Series 2007-GG10, Class AM
20,460,000	5.988%, 08/10/45 (B)	19,746,918
	Hilton USA Trust, Series 2013-HLT, Class EFX
3,995,000	5.609%, 11/05/30 (A) (B)	3,994,808
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2004-CBX, Class B
1,618,592	5.021%, 01/12/37 (B)	1,661,780
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class C
3,145,000	6.340%, 06/15/43 (A) (B) (F)	3,184,312
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C5, Class D
3,000,000	5.562%, 08/15/46 (A) (B)	3,077,645
	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-SGP, Class D
3,325,000	5.024%, 07/15/36 (A) (B)	3,324,998
	Morgan Stanley Capital I Trust, Series 2013-ALTM, Class E
2,500,000	3.828%, 02/05/35 (A) (B)	2,123,681

The accompanying notes are an integral part of the financial statements.

16

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

Principal Amount/Shares	Description	Value
Commercial Mortgage-Backed Obligations — 20.0% (continued)
	Motel 6 Trust, Series 2015-M6MZ, Class M
$7,783,127	8.230%, 02/05/20 (A) (F)	$7,831,772
	Motel 6 Trust, Series 2015-MTL6, Class F
2,000,000	5.000%, 02/05/30 (A)	1,927,841
	RBS Commercial Funding Trust, Series 2013-SMV, Class F
2,000,000	3.704%, 03/11/31 (A) (B)	1,769,125
	SCG Trust, Series 2013-SRP1, Class C
3,300,000	3.774%, 11/15/26 (A) (B)	3,200,032
	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class D
2,068,235	5.788%, 02/15/44 (A) (B)	2,167,748
	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class D
1,072,724	5.813%, 03/15/44 (A) (B)	1,118,159

	Total Commercial Mortgage-Backed Obligations
	(Cost $97,567,120)	97,417,114

Municipal Bond — 0.6%
	Michigan State, Tobacco Settlement Financing Authority, RB, Series A
3,170,000	7.309%, 06/01/34	3,048,431

	Total Municipal Bond
	(Cost $2,766,091)	3,048,431

Short-Term Investment — 7.0%
	Dreyfus Treasury Prime Cash Management, Institutional Class, 0.190% (G)
34,181,367	(Cost $34,181,367)	34,181,367

	Total Investments — 106.6%
	(Cost $518,361,544)	518,347,310
	Other Assets and Liabilities, net — (6.6)%	(32,263,863)

	Net Assets — 100.0%	$486,083,447

(A)	Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” The total value of these securities at October 31, 2016 was $273,683,540 and represents 56.3% of Net Assets.
(B)	Variable rate security - Rate disclosed is the rate in effect on October 31, 2016.
(C)	Step Bonds - The rate reflected on the Schedule of Investments is the effective yield on October 31, 2016. The coupon on a step bond changes on a specified date.
(D)	Zero coupon bond. The rate shown is the effective yield at time of purchase.

The accompanying notes are an integral part of the financial statements.

17

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — continued

(E)	Security is fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2016, was $14,873,233 and represented 3.1% of net assets.
(F)	Securities considered illiquid. Total value of such securities as of October 31, 2016 was $34,080,497 and represented 7.0% of net assets.
(G)	The rate shown is the 7-day effective yield as of October 31, 2016.

FHLMC	Federal Home Loan Mortgage Corporation
RB	Revenue Bond

The accompanying notes are an integral part of the financial statements.

18

Portfolio of Investments — as of October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund — concluded

Allocation Summary at October 31, 2016

Asset-Backed Securities	49.7%
Residential Mortgage-Backed Obligations	29.3
Commercial Mortgage-Backed Obligations	20.0
Short-Term Investment	7.0
Municipal Bond	0.6

Total Investments	106.6
Other Assets and Liabilities, net	(6.6)

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

19

Statement of Assets and Liabilities

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

ASSETS
Investments at cost	$518,361,544

Investments at value	$518,347,310
Receivable for securities sold	3,370,640
Interest receivable	1,452,270
Prepaid expenses	18,075

TOTAL ASSETS	523,188,295

LIABILITIES
Payable for capital shares redeemed	33,870,000
Payable for securities purchased	3,110,000
Administrative fees payable	52,490
Trustees’ fees payable	3,738
Chief Compliance Officer fees payable	2,079
Other accounts payable and accrued expenses	66,541

TOTAL LIABILITIES	37,104,848

NET ASSETS	$486,083,447

NET ASSETS CONSIST OF:
Paid-in capital	$480,319,401
Undistributed net investment income	151,353
Accumulated net realized gain on investments	5,626,927
Net unrealized depreciation on investments	(14,234)

NET ASSETS	$486,083,447

COMPUTATION OF NET ASSET VALUE, OFFERING AND REDEMPTION PRICE:
Institutional Class:
Net assets	$486,083,447

Outstanding shares of beneficial interest (unlimited authorization - no par value)	43,300,795

Net asset value, offering and redemption price per share	$11.23

The accompanying notes are an integral part of the financial statements.

20

Statement of Operations

For the year ended October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

INVESTMENT INCOME
Interest	$29,268,560

29,268,560

Expenses
Administrative fees	616,421
Trustees’ fees and expenses	15,426
Chief Compliance Officer fees	5,992
Transfer agent fees and expenses	59,840
Legal fees	27,655
Audit and tax services fees	26,157
Registration fees	24,651
Custodian fees and expenses	20,554
Shareholder reporting expenses	13,338
Miscellaneous expenses	51,930

Total expenses	861,964

Net investment income	28,406,596

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	4,114,400
Net change in unrealized depreciation on investments	(5,026,352)

Net realized and unrealized loss on investments	(911,952)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,494,644

The accompanying notes are an integral part of the financial statements.

21

Statements of Changes in Net Assets

Loomis Sayles Full Discretion Institutional Securitized Fund

	Year Ended October 31, 2016	Year Ended October 31, 2015
FROM OPERATIONS:
Net investment income	$28,406,596	$25,363,753
Net realized gain on investments	4,114,400	2,948,571
Net change in unrealized depreciation on investments	(5,026,352)	(8,259,779)

Net increase in net assets resulting from operations	27,494,644	20,052,545

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(27,115,123)	(23,653,821)
Realized gains	(4,284,431)	(4,365,793)

Total distributions	(31,399,554)	(28,019,614)

CAPITAL SHARE TRANSACTIONS (1):
Issued	20,255,000	34,360,000
Reinvestment of distributions	31,399,553	28,019,614
Redeemed	(75,275,572)	(14,477,516)

Net increase/(decrease) in net assets from capital share transactions	(23,621,019)	47,902,098

Net increase/(decrease) in net assets	(27,525,929)	39,935,029

NET ASSETS:
Beginning of the year	513,609,376	473,674,347

End of the year	$486,083,447	$513,609,376

UNDISTRIBUTED NET INVESTMENT INCOME	$151,353	$382,861

(1)	For share transactions, see Note 6 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

22

[This Page Intentionally Left Blank]

Financial Highlights

For a share outstanding throughout the years or period

Loomis Sayles Full Discretion Institutional Securitized Fund

	Net asset value, beginning of the year or period	Net investment income (a)	Net realized and unrealized gain/(loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Institutional Class
10/31/16	$11.32	$0.61	$(0.03)	$0.58	$(0.58)	$(0.09)	$(0.67)
10/31/15	11.50	0.58	(0.11)	0.47	(0.54)	(0.11)	(0.65)
10/31/14	11.51	0.62	0.14	0.76	(0.58)	(0.19)	(0.77)
10/31/13	11.61	0.69	0.18	0.87	(0.62)	(0.35)	(0.97)
10/31/12*	10.00	0.92	1.41	2.33	(0.72)	—	(0.72)

*	The Fund commenced operations on December 15, 2011.
(a)	Per share net investment income has been calculated using the average shares outstanding during the year or period.
(b)	Had certain expenses not been waived/reimbursed during the year or period, if applicable, total returns would have been lower. Periods less than one year, if applicable, are not annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the year or period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year, if applicable.

Amount designated as “— “ are $0 or have been rounded to $0.

24

Net asset value, end of the year or period	Total return (%) (b)	Net assets, end of the year or period (000’s)	Ratio of expenses to average net assets (%) (c)(d)	Ratio of expenses to average net assets (excluding reimbursements) (%) (d)	Ratio of net investment income to average net assets (%) (d)	Portfolio turnover rate (%)

$11.23	5.43	$486,083	0.17	0.17	5.50	36
11.32	4.17	513,609	0.17	0.17	5.10	37
11.50	6.84	473,674	0.17	0.17	5.35	27
11.51	7.83	359,680	0.19	0.20	5.95	44
11.61	24.02	225,938	0.10	0.33	9.52	56

The accompanying notes are an integral part of the financial statements.

25

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

1. Organization. The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 funds. The financial statements herein are those of the Loomis Sayles Full Discretion Institutional Securitized Fund (the “Fund”). The Fund is non-diversified and its investment objective is to provide current income and the potential for total return. The Fund commenced operations on December 15, 2011. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies followed by the Fund:

a. Use of Estimates. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

b. Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and

26

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest

27

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2016, at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$224,541,084	$16,797,857	$241,338,941
Residential Mortgage-Backed Obligations	—	141,731,278	630,179	142,361,457
Commercial Mortgage-Backed Obligations	—	97,417,114	—	97,417,114
Municipal Bond	—	3,048,431	—	3,048,431
Short-Term Investment	34,181,367	—	—	34,181,367

Total Investments in Securities	$34,181,367	$466,737,907	$17,428,036	$518,347,310

28

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

The following is a reconciliation of investments for which unobservable inputs (Level 3) were used in determining fair value:

	Investments in Asset-Backed Securities	Investments in Residential Mortgage-Backed Obligations	Investments in Commercial Mortgage-Backed Obligations	Total Investments
Beginning balance as of November 1, 2015	$23,645,687	$3,083	$1,471,875	$25,120,645
Accrued discounts/premiums	18,306	—	—	18,306
Realized gain/(loss)	(15,740)	—	—	(15,740)
Change in unrealized appreciation/(depreciation)	(2,898,620)	—	—	(2,898,620)
Purchases	—	—	—	—
Sales	(1,403,645)	(3,083)	—	(1,406,728)
Net transfer into Level 3	—	630,179	—	630,179
Net transfer out of Level 3	(2,548,131)	—	(1,471,875)	(4,020,006)

Ending balance as of October 31, 2016	$16,797,857	$630,179	$—	$17,428,036

Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(2,895,827)	$(17,001)	$—	$(2,912,828)

For the year ended October 31, 2016, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2016, there were transfers between Level 2 and Level 3 assets and liabilities due to changes in the availability of observable inputs used to determine fair value. All transfers, if any, are recognized by the Fund at the end of each year.

For the year ended October 31, 2016, there have been no significant changes to the Fund’s fair value methodologies.

c. Federal and Foreign Income Taxes. It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

29

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2016, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Fund did not incur any significant interest or penalties.

d. Security Transactions and Investment Income. Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date, interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

e. Expenses. Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

f. Dividends and Distributions to Shareholders. The Fund declares its dividends monthly and distributes its net investment income, if any, at least monthly and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

g. Illiquid Securities. A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

30

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

3. Transactions with Affiliates. Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements. The Fund and the Administrator are parties to an Administration Agreement, under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For year ended October 31, 2016, the Fund paid $616,421 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

State Street Bank & Trust Company serves as transfer agent and Boston Financial Data Services, Inc. (“BFDS”) serves as the servicing agent for the Fund under transfer agency agreements with the Trust.

MUFG Union Bank, N.A. (formerly Union Bank, N.A.) serves as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser (the “Adviser”) to the Fund. Under the terms of the management agreement, the Fund does not pay a management fee. Shares of the Fund are only available to institutional advisory clients of the Adviser. The institutional advisory clients of the Adviser pay the Adviser or its affiliates a fee for their investment advisory services outside of the Fund.

The Adviser has contractually agreed to reduce fees and reimburse expenses in order to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding interest, taxes, brokerage commissions, acquired fund fees and

31

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

expenses, and extraordinary expenses) from exceeding 0.20% of the Fund’s Institutional Class Shares’ average daily net assets. This Agreement may only be terminated by the Board.

6. Capital Shares.

	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Issued	1,810,241	3,003,975
Reinvestment of distributions	2,830,833	2,455,847
Redeemed	(6,729,642)	(1,268,754)

Net share transactions	(2,088,568)	4,191,068

7. Investment Transactions. The cost of security purchases and proceeds from security sales, other than short-term securities, for the year ended October 31, 2016, were as follows:

	U.S. Government	Other
Purchases	$5,148,500	$154,189,644
Sales	11,840,230	197,533,513

8. Federal Tax Information. The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The following permanent differences relating to paydown adjustments and reclassification of income on asset-backed security transactions have been reclassified to/from the following accounts during the year ended October 31, 2016:

Decrease in Undistributed Net Investment Income	Increase in Accumulated Net Realized Gain
$(1,522,981)	$1,522,981

32

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

The tax character of dividends and distributions for the Fund declared during the year ended October 31, 2016 and the year ended October 31, 2015 were as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2016	$27,184,152	$4,215,402	$31,399,554
2015	24,485,401	3,534,213	28,019,614

As of October 31, 2016, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$4,736,743
Undistributed Long-Term Capital Gain	3,347,113
Net Unrealized Depreciation	(14,234)
Other Temporary Differences	(2,305,576)

Total Distributable Earnings	$5,764,046

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Fund at October 31, 2016, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Depreciation
$518,361,544	$8,057,783	$(8,072,017)	$(14,234)

9. Concentration/Risks. Due to the Fund’s concentration in the asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities group of industries, events that affect an industry or industries within this group will have a greater effect on the Fund than they would on a fund that is more widely diversified among a number of unrelated industries. While the Fund will invest more than 25% of its assets in, collectively, the asset-backed, commercial mortgage-backed and residential mortgage-backed securities industries, it is expected that the Fund’s investments in any one or more of these industries may, from time to time, be significantly greater than 25%.

As with most funds that invest in fixed income securities, changes in interest rates are one of the most important factors that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund’s share price to fall.

33

Notes to Financial Statements

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. Generally, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the ratings agency to be more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

10. Other. At October 31, 2016, 15% of Institutional Class total shares outstanding were held by one record related party shareholder owning 10% or greater of the aggregate total shares outstanding.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters. In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

12. Subsequent Events. The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

34

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund and the

Shareholders of the Loomis Sayles Full Discretion Institutional Securitized Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Loomis Sayles Full Discretion Institutional Securitized Fund (one of the funds constituting The Advisors’ Inner Circle Fund, hereafter referred to as the “Fund”) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2016

35

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may be

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past 5 Years
INTERESTED TRUSTEES[2,3]
ROBERT A. NESHER (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[2]
JOHN K. DARR (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

36

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-343-2029. The following chart lists Trustees and Officers as of October 31, 2016.

Other Directorships Held in the Past 5 Years[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

37

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years
INDEPENDENT TRUSTEES[2] (continued)
JOSEPH T. GRAUSE, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager — Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.
MITCHELL A. JOHNSON (Born: 1942)	Trustee (Since 2005)	Retired. Private investor since 1994.
BETTY L. KRIKORIAN (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
GEORGE J. SULLIVAN, JR. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (Since 2011)	Director of Client Service, SEI Investments Company, since 2004.

1	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Trustees oversee 56 funds in The Advisors’ Inner Circle Fund.

38

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held in the Past 5 Years[3]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

3	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

39

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years
OFFICERS (continued)
STEPHEN CONNORS (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
DIANNE M. DESCOTEAUX (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
LISA WHITTAKER (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM (Born: 1981)	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).
BRIDGET E. SUDALL (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

40

Trustees and Officers of the Advisors’ Inner Circle Fund (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

Other Directorships Held in the Past 5 Years
None.

None.
None.
None.
None.
None.

41

DISCLOSURE OF FUND EXPENSES (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2016 to October 31, 2016).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

42

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Loomis Sayles Full Discretion Institutional Securitized Fund

Institutional Class	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period*
Actual	$1,000.00	$1,052.70	$0.88
Hypothetical
(5% return before expenses)	$1,000.00	$1,024.28	$0.87

*	Expenses are equal to the Fund’s annualized expense ratio, 0.17%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period.)

43

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 17, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

44

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of

45

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. In this regard, the Trustees noted that there was no advisory fee charged to the Fund. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered the “fall-out” or ancillary benefits to the Adviser as a result of its relationship with the Fund, including the receipt of investment advisory fees by the Adviser or its affiliates from their institutional advisory clients that invest in the Fund. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered

46

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

October 31, 2016

Loomis Sayles Full Discretion Institutional Securitized Fund

the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. In this regard, the Trustees noted that no advisory fees are charged to the Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

47

Notice to Shareholders (Unaudited)

Loomis Sayles Full Discretion Institutional Securitized Fund

For shareholders that do not have an October 31, 2016 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2016 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2016, the Fund is designating the following items with regard to distributions paid during the year.

Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short-Term Capital Gain(5)
13.56%	86.44%	100.00%	0.00%	0.00%	0.00%	92.52%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and its reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5)	The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2016. Complete information will be computed and reported in conjunction with your 2016 Form 1099-DIV.

48

LOOMIS SAYLES FULL DISCRETION

INSTITUTIONAL SECURITIZED FUND

c/o Boston Financial Data Services, Inc.

P.O. Box 8530

Boston, Massachusetts 02266-8530

Adviser:

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111-2621

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$49,000	N/A	N/A	$116,100	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$25,000	$0	$110,000	$25,000	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$4,000

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$725,065	N/A	N/A	$723,360	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$160,000	N/A	N/A	$130,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$82,450	N/A	N/A	$72,450	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

	2016			2015
	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a) Audit Fees(1)	$141,000	N/A	N/A	$110,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2016	2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $135,000 and $29,000 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $55,300 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $82,450 and $72,450 for 2016 and 2015, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2016 and 2015, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 6, 2017

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller and Chief Financial Officer

Date: January 6, 2017

*	Print the name and title of each signing officer under his or her signature.